UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

                      March 30, 2004
Date of Report (Date of earliest event reported)

POINT WEST CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-27736 (Commission File Number)	94-3165263 (I.R.S. Employer Identification Number)
1750 Montgomery Street San Francisco, California (Address of principal executive offices)	94111 (Zip Code)
(415) 394-9467 (Registrant’s telephone number, including area code)

Item 6. Resignations of Registrant's Directors

                    On April 6, 2004,  Point West Capital Corporation Announced that Alan B. Perper resigned from the Board of Directors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

     99.1    Text of Press Release dated April 6, 2004.

     99.2    Text of Resignation dated March 30, 2004.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 6, 2004

POINT WEST CAPITAL CORPORATION

By: /s/ John Ward Rotter
John Ward Rotter
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document Description	Sequential Page Number
99.1	Text of Press Release dated April 6, 2004
4

99.2	Text of Resignation Letter dated March 30, 2004	5

FOR IMMEDIATE RELEASE
April 6, 2004

POINT WEST CAPITAL CORPORATION
ANNOUNCES RESIGNATION OF BOARD MEMBER

            SAN FRANCISCO -- (April 6, 2004) Point West Capital Corporation (OTC BB Symbol: PWCC.OB) today announced that Alan B. Perper resigned from the Board of Directors, effective March 30, 2004, for personal reasons.

CONTACTS:     POINT WEST CAPITAL CORPORATION, SAN FRANCISCO.
              John W. Rotter, 415/362-1977 x1

March 30, 2004

Dear Ward,

                    For personal reasons I am resigning from the Board of Directors of Point West Capital Corporation and its related entities.  Please consider this resignation effective immediately.

                    It was a pleasure building the company with you, and I remain available to continue to help in any way I can.  I wish you the best of luck.

Sincerely,

Alan Perper